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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2002

American Pacific Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8137	59-6490478
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 735-2200

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Item 5. Other Events.

On December 11, 2002, American Pacific Corporation issued the press release annexed as an exhibit hereto, which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.	Description
99.1	Press Release dated December 11, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PACIFIC CORPORATION

Dated: December 12, 2002	By:	/s/ DAVID N. KEYS
David N. Keys Executive Vice President & Chief Financial Officer